Exhibit 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of UnionBanCal Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints David I. Matson, David A. Anderson and John McGuckin, Jr., and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2001, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, UnionBankCal Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                             UNIONBANCAL CORPORATION



                             By       /S/ NORIMICHI KANARI
                                 -----------------------------------------------
                                   Name:  Norimichi Kanari
                                   Title: President and Chief Executive Officer


Dated:            MARCH 12, 2002
         -----------------------------------



                  SIGNATURE                                            TITLE


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              David R. Andrews                                       Director


            /s/ L. Dale Crandall
----------------------------------------------------------
              L. Dale Crandall                                       Director


            /s/ Richard D. Farman
----------------------------------------------------------
              Richard D. Farman                                      Director


            /s/ Stanley F. Farrar
----------------------------------------------------------
              Stanley F. Farrar                                      Director





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            /s/ Richard C. Hartnack
----------------------------------------------------------
             Richard C. Hartnack                                     Director


            /s/ Kaoru Hayama
----------------------------------------------------------
                Kaoru Hayama                                         Director


            /s/ Norimichi Kanari
----------------------------------------------------------
              Norimichi Kanari                                       Director



----------------------------------------------------------
                Satoru Kishi                                         Director


            /s/ Monica C. Lozano
----------------------------------------------------------
              Monica C. Lozano                                       Director


            /s/ Mary S. Metz
----------------------------------------------------------
                Mary S. Metz                                         Director


            /s/ Raymond E. Miles
----------------------------------------------------------
              Raymond E. Miles                                       Director


            /s/ J. Fernando Niebla
----------------------------------------------------------
             J. Fernando Niebla                                      Director



----------------------------------------------------------
             Charles R. Rinehart                                     Director


            /s/ Carl W. Robertson
----------------------------------------------------------
              Carl W. Robertson                                      Director


            /s/ Takaharu Saegusa
----------------------------------------------------------
              Takaharu Saegusa                                       Director


            /s/ Robert M. Walker
----------------------------------------------------------
              Robert M. Walker                                       Director



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               Kenji Yoshizawa                                       Director